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                                                                   EXHIBIT 10.30


CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN REDACTED PROVISIONS OF THIS AGREEMENT. THE REDACTED PROVISIONS ARE IDENTIFIED BY THREE ASTERISKS AND ENCLOSED BY BRACKETS. THE CONFIDENTIAL PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.


                   CONTENT AND DISTRIBUTION AGREEMENT BETWEEN
             TICKETS.COM, INC. AND COX INTERACTIVE MEDIA, INC. (CIM)

        This Content and Distribution Agreement ("Agreement") is made on this 4th day of August, 1999 between Cox Interactive Media, Inc. ("CIM"), a Delaware corporation with an address at 530 Means Street, Atlanta, Georgia 30318, and Tickets.com, Inc. ("Tickets.com"), a Delaware corporation with an address at 4675 MacArthur Court, Suite 1400, Newport Beach, California, 92660.

                                    RECITALS

A. CIM is a wholly-owned subsidiary of Cox Enterprises, Inc. ("Cox"), a leading media company with interests in a wide variety of Internet and traditional media ventures, including broadcast, cable television and newspapers.

B. Tickets.com is a leading provider of online ticketing functionality and related information over the Internet.

C. The parties are conducting negotiations relating to (1) distribution of the Tickets.com services and content through the CIM network of city sites, MP3Radio.com radio station websites, and other websites in the Cox Network (as defined in section 1(a) below),(2) ad rep services to be performed by CIM, (3) advertising commitments made by Tickets.com to promote Tickets.com through Cox media properties, including the CIM City Sites (as defined in section 1(b) below) and MP3Radio.com L.L.C. ("MP3Radio.com"), and (4) joint promotion of the respective services of the parties.

D. This Agreement and Exhibit One shall constitute the legally binding obligation of the parties with respect to the matters set forth herein.

                                      TERMS

1.      CO-BRANDED TICKETING PAGES

        a) Tickets.com shall be obligated to create, upon CIM's reasonable request, a co-branded ticketing page ("Co-Branded Ticketing Page") for any website in the Cox Network that is reasonably suited for ticketing and entertainment functioning. As used herein, a website is part of the "Cox Network" if it is (i) directly or indirectly controlled by Cox, where "control" means the power to direct the management of the entity, whether through ownership of a majority of outstanding voting equity interests or otherwise, (ii) operated by an entity in which Cox owns, directly or indirectly, at least forty percent (40%) of the outstanding equity interests in such entity, or (iii) is an MP3Radio.com website for a radio station affiliate of MP3Radio.com. Except as otherwise provided herein, upon CIM's request to build a Co-Branded Ticketing Page for a particular website, the parties shall mutually agree upon a timetable for development and roll-out of such Co-Branded Ticketing Page.

        b) As soon as is reasonably practicable after the date of this Agreement, Tickets.com will build the Co-Branded Ticketing Pages for the existing network of CIM city sites (the "CIM City Sites") and MP3Radio.com websites. Tickets.com shall use its best efforts to have the Co-Branded Ticketing Pages for the existing CIM City Sites and MP3Radio.com sites available for public launch on or before December 1, 1999, subject to CIM's timely provision of specifications, design input and other requirements of this Agreement or Exhibit One. CIM may add additional City Sites and MP3Radio.com websites at any time and require Tickets.com to promptly build corresponding Co-Branded Ticketing Pages.

        c) CIM and Tickets.com will work together to integrate Tickets.com ticketing functionality and content into CIM's local events listings and/or calendar. Tickets.com will update the content on the Co-Branded Ticketing Pages on a regular basis, and at least as frequently as it updates the content on the Tickets.com Site.


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        d)      CIM will have the right, but not the obligation, to link to and integrate the Co-Branded Ticketing Pages within CIM City Sites or other Cox Network websites as CIM sees fit, including without limitation by listing them in category search results and appropriate "CIM Sites Channels" including, but not limited to, Sports, Entertainment and Travel. "CIM Sites Channels" are channels on the CIM City Sites that display a site's navigation, directory and community products.

        e) The parties will mutually agree on design and user interface standards and specifications for the Co-Branded Ticketing Pages, including standards for a header, footer, sidebar, and other design/user interface standards, and attach such specifications as Exhibit One to this Agreement. Exhibit One may also address additional details with respect to the development of the Co-Branded Ticketing Pages, such as size and placement of branding, timetable for development and launch of new Co-Branded Ticketing Pages, type of functionality to be included, and other matters agreed upon by the parties and not inconsistent with this Agreement. The parties shall use their best efforts to mutually develop and agree on Exhibit One on or before October 1, 1999. Tickets.com will design and create the Co-Branded Ticketing Pages in accordance with Exhibit One. Without limiting the foregoing, it is understood that the ticketing and ticketing-related functionality of the Co-Branded Ticketing Pages shall be substantially similar to the ticketing and ticketing-related functionality of the Tickets.com Site. The Co-Branded Ticketing Pages will carry both each individual Cox Network site's branding and Tickets.com branding, displayed in substantially equivalent location, size and prominence, as will be defined in Exhibit One.

        f) The "look and feel" of the Co-Branded Ticketing Pages will be consistent with the "look and feel" of the corresponding Cox Network site. CIM will have final approval over the "look and feel" of the Co-Branded Ticketing Pages.

        g) From time to time, the branding, functionality or look and feel of any Cox Network website may be changed in CIM's sole discretion. In the event that any such changes in branding, functionality or look and feel would make it necessary to change the design of the Co-Branded Ticketing Pages, Tickets.com will work in good faith with CIM to have such changes made as soon as is practicable.

        h) Tickets.com will host and serve the Co-Branded Ticketing Pages. However, the Co-Branded Ticketing Pages shall be made eligible for roll-up so that the page views and reach may be counted as part of the Cox Network by third party measuring agencies, such as Media Metrix. CIM will work with Tickets.com and Media Metrix to get reach credit for the Co-Branded Ticketing Pages on behalf of Tickets.com, provided that any additional expenses paid to third parties shall be the responsibility of Tickets.com.

        i) Tickets.com will continue to maintain its own web site at www.tickets.com ("Tickets.com Site").

2.      CONTENT PROVIDED TO CIM FOR INTEGRATION

        a) Tickets.com will provide certain content as described below (the "Content") for display in the Event Guide sections of the CIM City Sites or on other areas of the Cox Network as CIM deems appropriate.

        b) The Content provided by Tickets.com will include a comprehensive listing of events and venues for each market served by a CIM City Site. Events listings must include events for which other ticketing providers can provide ticket buying functionality as well as those events for which tickets can be purchased through Tickets.com. Tickets.com will update the Content on a regular basis, and at least as frequently as it updates the content on the Tickets.com Site.

        c) The Content provided by Tickets.com will reside on servers controlled by CIM.

        d) Tickets.com and CIM will determine mutually agreeable automated methods for the transmission and incorporation of updates to the Content.

        e) Tickets.com will provide the Content to CIM, at Tickets.com's reasonable expense, subject to any existing contractual restrictions and additional costs incurred by Tickets.com with respect to particular Content.


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3.      ONLINE DISTRIBUTION AND OFF-LINE PROMOTION OF CO-BRANDED TICKETING PAGES

        a) CIM will create a link to a ticket buying tool on the "Find it Fast" feature (or equivalent feature) of each CIM City Site home page.

        b) CIM will feature the Events Calendar tool and/or events listings on the Entertainment Page of each CIM City Site. CIM will also feature the ticket-buying tool within the Events Calendar and/or events listings (or equivalent features) of CIM City Sites.

        c) CIM City Sites will promote ticket-buying functionality in channels and applications that include, but are not limited to Sports, Entertainment and Travel.

        d) CIM will commit to the minimum number of Integration Impressions on the CIM City Sites as set forth in Table I below. An "Integration Impression" means each placement of Content from Tickets.com, a link to Tickets.com or a Co-Branded Ticketing Page, or a promotion of Tickets.com or a Co-Branded Ticketing Page, including, but not limited to front-page placement, programmed search results, keyword banners, channels, applications and other forms of distribution; provided that an Integration Impression shall not include an advertising banner (other than a keyword banner) or a text link in the "Deals and Steals" section (or equivalent section) of the CIM City Sites. For the purposes of calculating Integration Impressions, if more than one text link is included in a search result or content placement on one web page, such multiple text links shall be counted as only one Integration Impression.

                                     TABLE I

        ----------------------------------------------------------------------
                                 YEAR 1         YEAR 2         YEAR 3
        ----------------------------------------------------------------------
        Minimum Integration

        Impression Guarantee     [***]          [***]          [***]
        ----------------------------------------------------------------------

        ----------------------------------------------------------------------


        e) CIM's obligation to provide the level of Integration Impressions in Table I above shall be contingent upon Tickets.com providing Content and Co-Branded Ticketing Pages that (i) are comparable to those other ticketing services available on the Internet with the most advanced and commercially successful, functionality, performance, content, and features, whether utilitarian or aesthetic, and (ii) are able to scale easily with only additional hardware and to accommodate, at a minimum, the peak traffic volume expected of one of the top Internet ticketing sites.

        f) CIM's obligation to provide Integration Impressions at this level is for the entire network of CIM City Sites; CIM does not make any specific guarantees with respect to any given CIM website or market.

        g) If, for any reason other than Tickets.com's failure to provide quality content and Co-Branded Ticketing Pages, CIM fails to deliver the number of Integration Impressions set forth above in a given one year period, Tickets.com's sole remedy shall be to require CIM to provide a "make good" of such Integration Impressions over the following six month period.

        h) Subject to existing contractual obligations, Tickets.com will receive all banner inventory for the key word "tickets" on CIM City Site and MP3Radio.com search results pages that will point to the Co-Branded Ticketing Pages for the term. Such banner inventory shall be used only for the purpose of promoting Tickets.com or the corresponding Co-Branded Ticketing Page.

        i) CIM will use commercially reasonable efforts to assist Tickets.com in obtaining ticketing rights for venues in CIM markets, such as by providing Tickets.com with introductions and contacts with respect to such venues and participating in negotiations when CIM deems it appropriate. Tickets.com will use its commercially reasonable efforts in light of technological and business constraints to ensure that


[***] Confidential treatment has been requested for redacted portion. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.


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                tickets for such venues will not be available through the
                websites of any CIM Competitor (as defined in section 13(c) below).

        j) Tickets.com will use its commercially reasonable efforts, in light of technological and business constraints, to provide software and hardware at a preferred rate for ticketing functionality for resale or distribution by CIM to facilitate the acquisition of ticket inventory by Tickets.com.

4.      COMMUNITIES/DATA OWNERSHIP/USAGE REPORTS

        a) At CIM's option, the Co-Branded Ticketing Pages for each Cox Network website will point to corresponding CIM community products which may include message boards, chat, clubs, home pages, instant messaging, calendar, address book, email, photos and any other community products developed by CIM during the term of this Agreement ("Community Products"). The Co-Branded Ticketing Pages will not feature or display links to non-CIM community products without the written permission of CIM. Tickets.com and CIM will work together, to the extent feasible, to integrate Community Products into the Co-Branded Ticketing Pages.

        b) CIM and Tickets.com will explore opportunities to synchronize the registration processes of both parties' sites so users can have a seamless experience regardless of where they registered.

        c) Tickets.com may collect user information on the Co-Branded Ticketing Pages ("User Data"). Tickets.com's storage, use and disclosure of User Data will comply with CIM's security guidelines and CIM's privacy policies as amended from time to time.

        d) CIM and Tickets.com shall jointly own the User Data collected through the Co-Branded Ticketing Pages.

        e) Tickets.com agrees not to use User Data to directly or indirectly solicit or contact any Cox Network users either individually or in the aggregate. To the extent that Tickets.com must share User Data with individual venues, and to the extent consistent with applicable law and CIM's then current privacy policy, CIM will honor the contractual agreements and privacy policies between the venues and Tickets.com.

        f) Tickets.com and CIM agree to not sell, disclose, transfer or rent User Data to any third party without the express permission of the user.

        g) Tickets.com and CIM will provide usage reports to each other on a monthly basis by email.

5.      TICKETS.COM'S PREMIER STATUS ON CIM NETWORK

        a) During the term, Tickets.com will be the premier provider of ticketing functionality on the CIM Network ("Premier Status"). Premier ticketing functionality is defined as the most highly promoted provider of integrated ticketing functionality.

        b) In the event that CIM decides that it needs to add to the Cox Network features, tools and/or content relating to online ticketing (including movie tickets inventory, but excluding events tickets inventory) that would be reasonably considered to be directly competitive with Tickets.com and that Tickets.com does not have ("Additional Functionality"), Tickets.com will have ten (10) days to respond to CIM's written notice of its desire to provide the Additional Functionality on or before the later of (i) thirty (30) days or (ii) the date on which Additional Functionality can reasonably be available to CIM from a third party, as determined by a proposal by a third party. If Tickets.com is not able to provide Additional Functionality, CIM may enter into an agreement with another third party provider to attain the Additional Functionality and incorporate it into the CIM Network. In the event that CIM uses a third party provider for Additional Functionality, Tickets.com Premier Status as described in 5 (a) above will not be impacted with respect to Tickets.com existing functionality. Without limiting the foregoing, the parties agree that CIM may seek movie ticketing functionality from a third party vendor subject to the notice provisions of this paragraph.


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6.      COX'S PREMIER STATUS AS TICKETS.COM DISTRIBUTION PARTNER

        a) Cox Network websites, including specifically MP3Radio.com websites, will receive Most Favored Nations status for content, functionality, exclusivity, revenue sharing on transactions and ticket sales, and any other economic terms, in comparison to any other deals entered into by Tickets.com that provide a third party website or online service with any of Tickets.com's content and/or ticketing functionality. By way of example and not of limitation, Tickets.com will not enter into any agreement with a third party that provides such third party with more favorable terms as described in (i), (ii) or (iii) below without extending the more favorable terms in such agreement to Cox Network websites:

                i) An agreement under which a third party is allowed to integrate its content with Tickets.com content in a manner more favorable to such party than the permitted integration of CIM's content with Tickets.com;

                ii) An agreement under which a third party receives a greater proportion of the net revenue for e-commerce or a higher per-ticket commission than Tickets.com pays to CIM; or

                iii) An agreement under which a third party would receive an additional financial incentive, in terms of an increased per ticket commission, e-commerce revenue share or otherwise, for such party's assistance to Tickets.com in obtaining ticketing rights.

                Notwithstanding the foregoing, Tickets.com may enter into an agreement that provides a third party with more favorable terms without making such terms available to Cox Network websites if such agreement (i) is materially dissimilar to this Agreement and such third party is not described in section 6(b)(i) or 6(b)(ii) below, or (ii) is with an entertainment organization (such as a venue, event promoter or artist management company) that provides ticketing inventory to Tickets.com pursuant to such agreement, as long as such entertainment organization could not reasonably be considered a competitor of CIM or any Cox Network website. Tickets.com will allocate the engineering resources necessary to make CIM as high a priority as any of Tickets.com's other premier distribution partners.

        b) As used in this paragraph, a "Cox Exclusive Area" means each of the top [***] ADIs (Areas of Dominant Influence, as determined by Arbitron) and any local consumer market then-served by a CIM City Site. For [***] years from the date of this Agreement, Tickets.com will not enter into any arrangement with respect to any website or online service directed primarily towards Internet users in a Cox Exclusive Area with any third party that either (i) provides a broad offering of Internet delivery, content, Web search functionality, directory and user services, or (ii) could reasonably be considered a competitor of any CIM City Site in such Cox Exclusive Area, including, without limitation the websites for any local print media product, television (but not radio) broadcast station, cable channel or local cable operator, if, under any such arrangement covered by
                (i) or (ii) above, (w) Tickets.com supplies content to such party for display on its website(s), (x) the Tickets.com Site and/or content is integrated with the content and functionality of such third party's website(s), (y) Tickets.com builds web pages with ticketing information and functionality that are private-labeled or co-branded with the brands of such third party, or (z) such third party is promoted through Tickets.com advertising in any Cox Exclusive Area. After [***] year from the date of this Agreement, if Tickets.com determines that it would like to enter into an agreement described in the previous sentence above with respect to a Cox Exclusive Area in which CIM does not then have an existing City Site, it will notify CIM prior to entering into such agreement, and CIM will have ten
                (10) days to respond to Tickets.com as to whether it plans to launch a City Site in such Cox Exclusive Area within six months from the date of such notice. If CIM does plan to launch a City Site in such Cox Exclusive Area within six months and makes reasonable progress in doing so within three months from the date of such notice, then Tickets.com may not enter into the agreement with the third party. Otherwise, Tickets.com may enter into such agreement.

        c) If Tickets.com determines that it would like to enter into an agreement that is described in the second sentence of section 6(b) above except that it relates to a market not in a Cox Exclusive Area, it will notify CIM prior to entering into such agreement, and CIM will have ten (10) days to respond to


[***] Confidential treatment has been requested for redacted portion. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.


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                Tickets.com as to whether it plans to launch a City Site in such market within six months from the date of such notice. If CIM does plan to launch a City Site in such market within six months and makes reasonable progress in doing so within three months from the date of such notice, then Tickets.com may not enter into the agreement with the third party. Otherwise, Tickets.com may enter into such agreement.

        d) In the event that Tickets.com enters into an agreement with a third party to provide tickets or ticketing functionality through advanced set-top boxes or interactive television, Tickets.com will provide Cox and its affiliates with Most Favored Nations status for content, functionality, and revenue sharing on transactions and ticket sales in comparison to such third party agreement.

7.      CONTENT AND FUNCTIONALITY PROVIDED TO TICKETS.COM SITE

        a) Tickets.com may link to CIM content such as local content for any available local markets in the US, movie listings, local event listings, reviews and related content ("CIM Content").

        b) Tickets.com may link to CIM tools such as calendar, clubs, message boards, chat, and classifieds ("CIM Tools").

        c) CIM agrees to negotiate in good faith on a case-by-case basis any requests by Tickets.com to display directly on the Tickets.com Site any CIM content, in light of existing contractual restrictions on the use of such content and commercially reasonable revenue-sharing opportunities for the display of such content.

8.      QUALITY/CUSTOMER SUPPORT

        a) Tickets.com will answer and/or fix significant bug reports on the Co-Branded Ticketing Pages within 24 hours of delivery of written notification via facsimile, email or otherwise.

        b) Tickets.com Site and Co-Branded Ticketing Pages will be accessible from the web twenty-four hours a day, seven days a week, three hundred sixty-five days a year.

        c) Tickets.com will copy CIM on all correspondence with Co-Branded Ticketing Pages users. CIM will copy Tickets.com on all correspondence related to the Co-Branded Ticketing Pages from its users.

        d) CIM will not specifically target direct mailings (including e-mails) to users of the Tickets.com Site without the prior consent of Tickets.com, provided that CIM may contact those users for which CIM acquires user data or contact information from a source other than Tickets.com. Tickets.com will not specifically target direct mailings (including e-mails) to users of the Cox Network websites without the prior consent of CIM, provided that Tickets.com may contact those users for which Tickets.com acquires user data or contact information from a source other than CIM.

9.      TERM

        The term of this Agreement will be for five years. The parties agree to meet and negotiate in good faith the terms and conditions of renewal no later than 90 days prior to the expiration of this Agreement.


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10.     ADVERTISING REVENUES FOR TICKETS.COM

        Co-Branded Ticket Pages

        a) CIM will be responsible for selling advertising on the Co-Branded Ticketing Pages. CIM will also be responsible for ad serving on the Co-Branded Ticketing Pages.

        b) CIM will pay Tickets.com on a quarterly basis [***] percent ([***]%) of the "Net Advertising Revenue" that accrues to CIM during the term of this Agreement from advertising on the Co-Branded Ticketing Pages. "Net Advertising Revenue" means the gross revenue from advertising on the Co-Branded Ticketing Pages that is collected by CIM during the applicable payment period minus sales commissions of [***] percent ([***]%) and ad serving expenses of [***] percent ([***]%).

        Tickets.com Site

        c) CIM will be Tickets.com's exclusive ad sales rep for Local Advertising on the Tickets.com Site, and will be responsible for selling Local Advertising on the Tickets.com Site. CIM will also be responsible for arranging for serving the Local Advertising it sells on the Tickets.com Site. As used herein, "Local Advertising" means advertising seeking to reach less than seventy percent (70%) of the U.S. market. After six months have elapsed from the date of this Agreement, Tickets.com will be able terminate CIM's ad rep services under this paragraph upon ninety (90) days written notice.

        d) Notwithstanding anything in paragraph (c) above, if Tickets.com determines that it would like to enter into an agreement for ad rep services for Local Advertising in a market not served by a CIM ad sales force, it will notify CIM prior to entering into such agreement, and CIM will have ten (10) days to respond to Tickets.com as to whether it plans to launch an ad sales force to serve such market within thirty (30) days from the date of such notice. If CIM does plan to launch an ad sales force to serve such market within thirty (30) days, then Tickets.com may not enter into the agreement with the third party. Otherwise, Tickets.com may enter into such ad rep agreement.

        e) "Tickets.com Local Ad Revenue" shall mean all revenue derived from the CIM's sale of Local Advertising on the Tickets.com Site. Tickets.com will pay to CIM a percentage of the Tickets.com Local Ad Revenue as follows: sales commissions of [***] percent ([***]%) and ad serving expenses of [***] percent ([***]%). All other revenues, less commission and ad serving costs will accrue to Tickets.com.

        f) Tickets.com will ensure that Tickets.com Site will have flexibility in programming for advertising and will have at least the same number of advertising opportunities as on the channel and application pages on the CIM City Sites (currently one banner ad and three sponsorship boxes).

11.     REVENUES PAID TO CIM BY TICKETS.COM

        a) Tickets.com will pay CIM on a quarterly basis [***] percent ([***]%) of the "Net Revenues" that accrues to Tickets.com from CIM users during the term of this Agreement from e-commerce opportunities, including but not limited to, merchandise, travel, events packages and auctions. "Net Revenues" means e-commerce related transaction revenue (excluding ticket sales), less costs directly allocated to the goods sold, that accrues to Tickets.com from the Co-Branded Ticketing Pages during the term of the applicable payment period. CIM shall use commercially reasonable efforts to distribute Tickets.com sourced and initiated e-commerce transactions throughout the CIM City Sites in relevant channels and applications, subject to existing contractual obligations. For instance, merchandise may be promoted in the Searchable Product Application that will reside in the Shopping Channel and sports events packages will be promoted in the Sports Channel.

        b) Tickets.com will pay CIM on a quarterly basis a commission of $[***] per ticket. The commission to CIM is intended to represent [***] percent ([***]%) of the gross margin on tickets sold over


[***] Confidential treatment has been requested for redacted portion. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.


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                the Internet. In the event that the gross margin on tickets sold over the Internet improves, CIM will, on an annual basis adjust the dollar commission based on the increased gross margin, so that CIM's commission is equal to [***]% of Tickets.com's gross margin.

        c) If CIM has played a primary, substantial and integral role in assisting Tickets.com in obtaining ticketing rights to any venue, Tickets.com will pay CIM a per ticket commission of $[***] or [***] percent ([***]%) of the gross margin per ticket sold, whichever is greater, for any tickets sold for such venue, whether through a Co-Branded Ticketing Page, the Tickets.com Site, another distribution partner of Tickets.com, or any other method of distribution employed by or on behalf of Tickets.com.

        d) If CIM believes it would be able to assist Tickets.com in obtaining ticketing rights for a category of tickets that would be sold with a significantly higher per-ticket service charge than typical venue events, the parties agree to discuss in good faith whether such assistance would be appropriate and what compensation would be paid to CIM in the event that Tickets.com obtains such ticketing rights.

        e) In cases where CIM distributes Tickets.com content through the broadband platform of Excite@Home, the foregoing revenue-sharing provisions of section 11(a) and section 11(b) will apply only if the content is integrated so that Tickets.com serves the user a Co-Branded Ticketing Page that corresponds to the area of the Excite@Home service programmed by CIM (or any Cox Network website).

12.     TICKETS.COM ADVERTISING THROUGH COX MEDIA PROPERTIES

        a) If within sixty (60) days of the date of this Agreement, MP3Radio.com acquires any number of equity interests in Tickets.com from CIM, Tickets.com shall be required to spend the annual minimum amounts on advertising set forth in Table II below in the following Cox media properties: the CIM City Sites, AutoConnect.com, ValPak.com, MP3Radio.com (national),and MP3Radio.com websites of Cox radio station affiliates (collectively, "Cox Internet Properties"), and also Cox Radio Stations, Cox Newspapers, Cox Television Stations, ValPak and Cox Communications (cable).

                                    TABLE II

        ---------------------------------------------------------------
        Guaranteed Advertising   YEAR 1         YEAR 2          YEAR 3
        Expenditure
        ---------------------------------------------------------------
        ---------------------------------------------------------------
        CIM City Sites           [***]          [***]           [***]
        ---------------------------------------------------------------
        MP3Radio.com (national)  [***]          [***]           [***]
        ---------------------------------------------------------------
        MP3Radio.com (Cox        [***]          [***]           [***]
        Radio affiliate
        websites only)
        ---------------------------------------------------------------
        AutoConnect.com          [***]          [***]           [***]
        ---------------------------------------------------------------
        ValPak.com               [***]          [***]           [***]
        ---------------------------------------------------------------
        [SUBTOTAL FOR COX        [[***]]        [[***]]         [[***]]
        INTERNET PROPERTIES]
        ---------------------------------------------------------------

        ---------------------------------------------------------------
        Cox Radio Stations       [***]          [***]           [***]
        ---------------------------------------------------------------

        ---------------------------------------------------------------
        Discretionary (i.e.      [***]          [***]           [***]
        any Cox Property
        listed in Section
        12(a) above)
        ---------------------------------------------------------------
        Total                    [***]          [***]           [***]
        ---------------------------------------------------------------

        b) If within sixty (60) days of the date of this Agreement, MP3Radio.com does not acquire any equity interests in Tickets.com from CIM, Tickets.com shall be required to spend the annual minimum amounts on advertising in the Cox media properties listed in section 12(a) above as set forth in Table III below.


[***] Confidential treatment has been requested for redacted portion. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

                                    TABLE III

        ---------------------------------------------------------------
        Guaranteed Advertising    YEAR 1        YEAR 2         YEAR 3
        Expenditure
        ---------------------------------------------------------------
        ---------------------------------------------------------------
        CIM City Sites            [***]         [***]          [***]
        ---------------------------------------------------------------
        MP3Radio.com (national)   [***]         [***]          [***]
        ---------------------------------------------------------------
        MP3Radio.com (Cox Radio   [***]         [***]          [***]
        affiliate websites only)
        ---------------------------------------------------------------
        AutoConnect.com           [***]         [***]          [***]
        ---------------------------------------------------------------
        ValPak.com                [***]         [***]          [***]
        ---------------------------------------------------------------
        [SUBTOTAL OF COX          [[***]]       [[***]]        [[***]]
        INTERNET PROPERTIES]
        ---------------------------------------------------------------
        ---------------------------------------------------------------
        Cox Radio Stations        [***]         [***]          [***]
        ---------------------------------------------------------------

        ---------------------------------------------------------------
        Discretionary (i.e. any   [***]         [***]          [***]
        Cox Property listed in
        Section 12(a) above)
        ---------------------------------------------------------------
        Total                     [***]         [***]          [***]
        ---------------------------------------------------------------

        c) CIM may, at any time in its discretion, elect to decrease the annual minimum expenditures set forth in Table II or Table III above with respect to the Cox Internet Properties. If CIM reduces the annual minimums, it may require Tickets.com to re-allocate up to half of the guaranteed minimum expenditures to other Cox Internet Properties, provided that CIM will make good faith efforts to allocate Tickets.com's expenditures to Cox Internet Properties that CIM believes will be useful and attractive means of promoting Tickets.com.

        d) With respect to advertising on the CIM City Sites, Tickets.com shall make ad buys at a CPM of $[***]. With respect to ad buys in other Cox media properties, Tickets.com shall be entitled to the average rate paid by advertisers on such properties for ad buys of a similar dollar amount and in consideration of the prominence of the advertisements. The terms for such advertising (other than rates) will be the same terms found in the standard terms and conditions for such advertising.

        e) Wherever commercially reasonable and appropriate,Tickets.com advertisements in Cox media properties will include a specific mention of the corresponding CIM City Site (by applicable brand) in the market for which the Co-Branded Ticketing Pages are available (e.g. "available through [nameofCIMsite.com]").

13.     TERMINATION

        a) Either party may terminate if the other party materially breaches this Agreement and the breach remains uncured for a period of ninety (90) days.

        b) In the event of a Change of Control Transaction with respect to Tickets.com, where the acquiring party in such transaction is a "Competitor" as defined in c) below, Tickets.com agrees that:
                (i) the Tickets.com branding on the Co-Branded Ticketing Pages will remain unchanged and no additional or different branding, other than CIM branding, will be displayed; (ii) the content and functionality of the Tickets.com and Co-Branded Ticket Pages will remain at least at the level that it exists at the time of the Change of Control Transaction; and (iii) Tickets.com will make available to CIM all content and functionality available on the Tickets.com Site (or subsequent site).


[***] Confidential treatment has been requested for redacted portion. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

        c) For the purposes hereof, (i) a "Competitor" shall mean an entity which (a) acts as a provider of a broad offering of Internet delivery, content, search, directory and user services to a local consumer market and (b) is competitive with CIM; (ii) "Change of Control Transaction" shall mean with respect to a particular corporation (a) any merger, share exchange or other acquisition (or series of related transactions of such nature) as a result of which the holders of voting securities of the corporation immediately prior thereto do not continue to own beneficially voting securities representing 50% or more of the total voting securities of the corporation (or any successor entity or parent corporation) immediately thereafter or (b) a sale or transfer of all or substantially all of a corporation's assets.

        d) CIM may terminate this Agreement if Tickets.com is not one of the top providers in terms of online ticketing functionality and tools (excluding ticket inventory) based on commercially reasonable standards. Tickets.com may terminate this Agreement if CIM's City Sites are not among the top local websites in terms of tools and functionality based on commercially reasonable standards.

14.     WARRANTY AND INDEMNITY

        a) Tickets.com will defend, indemnify and hold harmless CIM, Cox Enterprises, Inc., and all of their affiliates from claims arising from the content or transactions on the Tickets.com Site or the Co-Branded Ticketing Pages (other than content provided by CIM), or claims that its Content or transactions related thereto infringe or violate any federal, state or local law, third party copyright, patent, trade secret, trademark, right of publicity or right of privacy or contains any defamatory content.

        b) CIM will defend, indemnify and hold harmless Tickets.com from claims arising from content on the Cox Network, other than the content or transactions provided by or on behalf of Tickets.com, including claims that the content infringes or violates any federal, state or local law, third party copyright, patent, trade secret, trademark, right of publicity or right of privacy or contains any defamatory content.

15.     LIMITATION OF LIABILITY

        Except for liability for indemnity, neither party will have liability for any damages other than direct damages. Each party's liability will be limited to the amounts actually paid by Tickets.com.

16.        GENERAL

        a) With each payment, each party will provide the other documentation reasonably detailing the calculation of the payment. Each party will maintain accurate records with respect to the calculation of all payments due under this Agreement. No more than once per year, either party may cause an independent Certified Public Accountant to inspect the records of the other reasonably related to the calculation of such payments. The fees charged by such Certified Public Accountant in connection with the inspection will be paid by the party initiating the audit, unless the Certified Public Accountant discovers an underpayment of greater than 10%, in which case the other party will pay such fees.

        b) CIM and Tickets.com shall jointly prepare, and determine the timing of, any press release or other announcement to the public relating to the transaction described in this Agreement. Prior to the execution of any Definitive Agreement, neither of the parties hereto, nor their respective affiliates, shall make any public announcement with respect to this Agreement or the transaction contemplated hereby without the express consent of the other party as to form and content.

        c) This Agreement is the complete and exclusive agreement between the parties with respect to the subject matter hereof, superseding any prior agreements and communications (both written and oral) regarding such subject matter. This Agreement may only be modified, or any rights under it waived, by a written document executed by both parties.

        d) This Agreement may be executed in counterparts, each of which when taken together shall constitute one and the same instrument.

AGREED as of the date first written above:

TICKETS.COM, INC.                              COX INTERACTIVE MEDIA, INC.

By: ____________________________               By: ____________________________

Name: __________________________               Name: __________________________

Title: _________________________               Title: _________________________

Date: __________________________               Date: __________________________